UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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BIOVIE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOVIE INC.
680 W Nye Lane, Suite 201

Carson City, NV 89703

(775) 888-3162

NOTICE OF INTENT TO CONVENE IN VIRTUAL MEETING FORMAT THE ANNUAL MEETING OF
THE STOCKHOLDERS TO BE HELD ON November 9, 2022

Dear Stockholders of BioVie Inc.:

You are invited to participate in the 2022 Annual Meeting (the “Annual Meeting”) of stockholders of BioVie Inc., a Nevada corporation (“BioVie” or the “Company”), to be held on Wednesday, November 9, 2022 at 10:00 a.m. Pacific Time. Due to our continuing concerns about protecting the health and well-being of our stockholders and employees in the evolving public health environment relating to the coronavirus pandemic, the Board of Directors has determined to convene and conduct the Annual Meeting on Wednesday, November 9, 2022 at 10:00 a.m. Pacific Time, in a virtual meeting format at www.virtualshareholdermeeting.com/BIVI2022. Stockholders will NOT be able to attend the Annual Meeting in-person. The accompanying Proxy Statement includes instruction on how to access the virtual Annual Meeting and how to listen, vote, and submit questions from home or any remote location with Internet connectivity. At the Annual Meeting, we will consider and vote upon the following items:

1.	To elect eight (8) Directors to hold office until the next annual meeting and until their respective successors are elected and qualified (the “Board Election Proposal”);

2.	To ratify the appointment of EisnerAmper LLP as BioVie’s independent registered public accounting firm for the 2023 fiscal year (the “Auditor Ratification Proposal”); and

3.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

The board of directors of BioVie has fixed the close of business on October 3, 2022 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

i

You are cordially invited to participate in the Annual Meeting. Whether or not you expect to participate in the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience to use if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Only stockholders of record at the close of business on the record date may vote at the Annual Meeting or any adjournment or postponement thereof. This notice is being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about October 10, 2022.

By order of the Board of Directors,

/s/Terren S. Peizer

Terren S. Peizer

Chairman

Carson City, Nevada

September 30, 2022

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BIOVIE INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting

This proxy statement and our Annual Report on Form 10-K for the year ended June 30, 2022 (the “2022 Annual Report”) are available for viewing, printing and downloading at https://bioviepharma.com/investors.html. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this Proxy Statement.

The Notice of Annual Meeting, Proxy Statement and proxy card and the 2022 Annual Report are first being mailed to our stockholders on or about October 10, 2022.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT, THE VIRTUAL ANNUAL

MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of BioVie Inc., a Nevada corporation (sometimes referred to as “we,” “our,” “us,” the “Company,” the “Corporation” or “BioVie”), of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof.

How may I participate in the virtual Annual Meeting?

To participate in the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/BIVI2022 at 10:00 a.m. PDT on November 9, 2022 and use the 16-digit control number that appears on the accompanying proxy card (printed in the box and marked by the arrow) and the instructions that accompanied these proxy materials. If you are a stockholder of record as of October 3, 2022, the record date (the “Record Date”) for the Annual Meeting, you will need to log-in to www.virtualshareholdermeeting.com/BIVI2022 using the 16-digit control number on the proxy card or voting instruction form.

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual annual meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of BioVie’s Class A common stock, or “common stock,” you beneficially held as of the Record Date, your name and email address. You then must submit a request for registration to West Coast Stock Transfer, Inc.: (1) by email to fbrickell@wcsti.com; (2) by facsimile to (760)-452-4423 or (3) by mail to West Coast Stock Transfer, Inc., 721 N. Vulcan Ave. 1st FL, Encinitas, CA 92024 Attn: Frank Brickell. Requests for registration must be labeled as “Legal Proxy” and be received by West Coast Stock Transfer, Inc. no later than 5:00 p.m. Eastern Time on November 3, 2022.

If I already submitted a proxy, do I have to vote again?

No. If you already submitted a proxy, your vote will be counted and you do not need to submit a new proxy or vote online at the virtual Annual Meeting.

If I have not yet submitted a proxy, may I still do so?

Yes. If you have not yet submitted a proxy, you may do so by (a) visiting www.virtualshareholdermeeting.com/BIVI2022 and following the on screen instructions (have your proxy card available when you access the webpage), or (b) calling toll-free 1-800-690-6903 in the U.S., or (c) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope.

May I revoke a previously submitted proxy or otherwise change my vote at the virtual Annual Meeting?

Yes. You may change or revoke your vote by writing to us, by submitting another properly signed proxy card with a more recent date, or by voting again by the telephone or Internet voting options described below. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted.

Unless revoked, a proxy will be voted at the virtual meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR the election of the eight nominees identified in the Proxy Statement as directors and FOR the ratification of EisnerAmper LLP as BioVie’s independent registered public accounting firm for the 2023 fiscal year.

How do I vote at the virtual Annual Meeting?

Stockholders of record; Shares registered directly in your name.

If you are a stockholder of record, you may vote online at the virtual Annual Meeting on November 9, 2022 or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the virtual Annual Meeting and vote online at the virtual Annual Meeting on November 9, 2022, if you choose.

●	To vote online at the virtual Annual Meeting on November 9, 2022, go to www.virtualshareholdermeeting.com/BIVI2022 at 10:00 a.m. PDT on November 9, 2022 and use the 16-digit control number that appears on the accompanying proxy card (printed in the box and marked by the arrow) and the instructions that accompanied these proxy materials.

●	To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you do not have the prepaid envelope, please mail your completed proxy card to Vote Processing, C/O Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

●	To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

●	To vote via the Internet, please go to www.virtualshareholdermeeting.com/BIVI2022 and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on November 8, 2022. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received by the Company before the date of the Annual Meeting or attend the virtual Annual Meeting to vote your shares online.

Beneficial owner; Shares held in account at brokerage, bank or other organization.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card as instructed by your broker, bank or other agent to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone depending on your broker, bank or other agent. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to West Coast Stock Transfer. Inc. Requests for registration should be directed to fbrickell@wcsti.com or to facsimile number (760)-452-4423. Written requests can be mailed to:

West Coast Stock Transfer, Inc.

Attn: Frank Brickell

721 N. Vulcan Ave. 1st FL

Encinitas, CA 92024

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 3, 2022.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Annual Meeting and vote your shares at www.virtualshareholdermeeting.com/BIVI2022 and use the 16-digit control number that appears on the accompanying proxy card (printed in the box and marked by the arrow) during the meeting. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Who can help answer any other questions I might have?

If you have any questions concerning the virtual Annual Meeting (including accessing the meeting by virtual means) or would like additional copies of the Proxy Statement or need help voting your shares of the Company’s common stock, please contact our transfer agent:

West Coast Stock Transfer, Inc.

The Notice of Annual Meeting, 2022 Annual Report, Proxy Statement and form of Proxy Card are available at:

https://www.westcoaststocktransfer.com/proxy-bivi/

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on October 3, 2022 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were shares of BioVie’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If on October 3, 2022 your shares were registered directly in your name with BioVie’s transfer agent,West Coast Stock Transfer, Inc., then you are the “stockholder of record.” Whether or not you plan to participate in the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote via the Internet or by telephone to ensure your vote is counted.

If on October 3, 2022 your shares were held in a stock brokerage account or by a bank or other similar organization, then you are considered the “beneficial owner” of those shares. These proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to participate in the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares online at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are two matters scheduled for a vote:

1.	To elect eight (8) Directors to hold office until the next annual meeting and until their respective successors are elected and qualified (the “Board Election Proposal”);

2.	To ratify the appointment of EisnerAmper LLP as BioVie’s independent registered public accounting firm for the 2023 fiscal year (the “Auditor Ratification Proposal”); and

3.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If your card does not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors, unless your shares are held in street name and you fail to provide your broker, bank or other agent, as applicable, with voting instructions on proposal 1, in which case your shares will be voted as “broker non-votes” on such proposal as described below. BioVie does not expect that any matters other than the election of Directors and the other proposals described herein will be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Annual Meeting by:

●	giving written notice that you are revoking your proxy to the Secretary, BioVie Inc., 680 W Nye Lane, Suite 201, Carson City, NV 89703;

●	delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Annual Meeting); or

●	attending and voting online at the virtual Annual Meeting (note, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, internet or telephonic voting instructions or written notice of revocation must be received by the Secretary prior to the Annual Meeting and, in the case of internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on November 8, 2022.

What shares are included on the proxy card?

If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate and book-entry form. If you are a beneficial owner, you will receive voting instructions from your broker, bank or other agent that is the holder of record.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available ten days prior to the Annual Meeting for any purpose relevant to the Annual Meeting, by contacting the Secretary of BioVie Inc.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Against” votes, and broker non-votes.

What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal No. 2, the Auditor Ratification Proposal, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal No. 1, the Board Election Proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if the holders of majority of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. On the Record Date, there were 30,165,319 shares outstanding and entitled to vote. Thus, 15,082,660 shares must be represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

If there is no quorum, a majority of the shares so represented may adjourn the Annual Meeting to another time or date.

How many votes are required to approve each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. 1 -- Board Election Proposal	Plurality of votes cast	No
Proposal No. 2 – Auditor Ratification Proposal	Majority of votes cast	Yes

If you abstain from voting or there is a broker non-vote on any matter, your abstention or broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered votes cast under our Amended and Restated Bylaws or under the laws of Nevada (our state of incorporation).

Proposal No. 1 - Board Election Proposal; plurality vote

Directors are elected by a plurality of votes cast. This means that Directors who receive the most “For” votes are elected. There is no “Against” option and votes that are “withheld” or not cast, including broker non-votes, are not counted as votes “For” or “Against.” If a Director nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee of the Board in any future decision on Director Nominations.

Proposal No. 2 - Auditor Ratification Proposal; majority vote

The votes cast “For” must exceed the votes cast “Against” to approve the Auditor Ratification Proposal. Abstentions will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 2.

How will my shares be voted at the Annual Meeting?

At the Annual Meeting, the persons named in the proxy card will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Board of Directors recommends, unless your votes constitute broker non-votes, which is:

●	FOR the election of each of the Director nominees named in this Proxy Statement;

●	FOR the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year;

Do I have cumulative voting rights?

No, our Amended and Restated Certificate of Incorporation does not provide for cumulative voting.

Am I entitled to dissenter rights or appraisal rights?

No, our stockholders are not entitled to dissenters’ rights or appraisal rights under the Nevada General Corporation Law for the matters being submitted to stockholders at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we did not know of any matters to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other business is properly presented at the Annual Meeting, your proxy card grants authority to the proxy holders to vote on such matters in their discretion.

Can I access the Notice of Annual Meeting and Proxy Statement and the 2022 Annual Report via the Internet?

Yes, this Notice of Annual Meeting, Proxy Statement and the 2022 Annual Report are available on our website at www.bioviepharma.com. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to your home or business, and also gives you an electronic link to the proxy voting site.

Stockholders of Record: You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at www.amstock.com and following the enrollment instructions.

Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

BioVie will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to the beneficial owners.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Nominees

We currently have a Board consisting of eight directors. There are eight (8) nominees for director to be voted on at the 2022 Annual Meeting. All of the nominees are current Directors and have consented to serve as Directors. Each Director to be elected will hold office until the next annual meeting and until his or her respective successor is elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate. Should a nominee become unable to serve or should a vacancy on the Board occur before the 2022 Annual Meeting, the Board may either reduce its size or designate a substitute nominee. If a substitute nominee is named, your shares will be voted for the election of the substitute nominee designated by the Board, unless your shares are treated as a broker non-vote. In the vote on the election of the Director nominees, stockholders may vote “FOR” nominees or “WITHHOLD” votes from nominees. The eight (8) Director nominees receiving the highest number of “FOR” votes will be elected as Directors. Votes that are withheld, abstentions and broker non-votes will have no effect on the outcome of the election.

The persons appointed by the Board as proxies intend to vote for the election of each of the below director nominees, unless you indicate otherwise on the proxy or voting instruction card or if your vote is treated as a broker non-vote. Set forth below is biographical and other information about the Director nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Nominations and Governance Committee and the Board to determine that each nominee should serve as a Director.

Our Board unanimously recommends that you vote “FOR” the nominees named below.

Name	Age	Position	Director Since
Terren S. Peizer	63	Chairman of the Board	2018
Cuong Do	56	Director, President and Chief Executive Officer	2016
Jim Lang	57	Director, Chairman of the Nominating and Corporate Governance Committee, and Member of the Audit Committee	2016
Michael Sherman	63	Director, Chairman of the Compensation Committee and Member of the Audit Committee and Nominating and Corporate Governance Committee	2017
Richard J. Berman	80	Director, Chairman of the Audit Committee and Member of the Compensation Committee	2019
Steve Gorlin	85	Director and Compensation Committee Member	2020
Robert Hariri, M.D. Ph.D.	63	Director and Nominating and Corporate Governance Committee	2020
Sigmund Rogich	78	Director and Audit Committee Member	2020

Terren S. Peizer, Chairman of the Board of Directors since July 2018, is an entrepreneur, investor, and financier with a particular interest in healthcare, having founded and successfully commercialized several healthcare companies. Mr. Peizer was the founder of Ontrak (Formerly known as Catasys, Inc.), a leader in behavioral and mental health management services, having served as the Chairman of the Board of Directors since Ontrak’s inception in 2003 through April 11, 2021. Effective April 12, 2021, Mr. Peizer was appointed to serve as Ontrak’s Executive Chairman. He was the founder, Chairman and CEO of NeurMedix, Inc., a biotechnology company with a focus on inflammatory, neurological and neuro-degenerative diseases. Mr. Peizer is also Executive Chairman of Verde, Inc., a company producing 100% plant-based, compostable, and biodegradable plastic. He is the Executive Chairman of the mobility delivery company ZipMo, Inc. He also is the Executive Chairman of the blockchain company, Casper Labs, Inc. Mr. Peizer owns Acuitas Group Holdings, LLC, (Acuitas) his personal holding company that owns his portfolio Company interests. Through Acuitas , Mr. Peizer owns, Acuitas Capital, LLC, an industry leader in investing in micro and small capitalization equities, having invested over $1.5 billion directly into portfolio companies. Mr. Peizer has been the largest beneficial shareholder of, and has held various senior executive positions with several other publicly traded growth companies. He served as Chairman of Cray, Inc., a supercomputer company recently sold to Hewlet Packard, Inc. Mr. Peizer has a background in venture capital, investing, mergers and acquisitions, corporate finance, and previously held senior executive positions with the investment banking firms Goldman Sachs, First Boston, and Drexel Burnham Lambert. He received his B.S.E. in finance from The Wharton School of Finance and Commerce.

We believe Mr. Peizer’s qualifications to serve on our board of directors include his role as an investor and executive positions in several private and public companies, including numerous companies in the healthcare field. He has extensive knowledge and experience in the financial and healthcare industries and provides extensive insight and experience with capital markets and publicly traded companies at all stages of development.

Mr. Cuong Do, has served on the Company’s board of directors since 2016 and effective April 27, 2021 was appointed the Company’s CEO and President. He served as the President, Global Strategy Group, at Samsung from February 2015 to December 2020. Mr. Do helped set the strategic direction for Samsung Group’s diverse business portfolio. He was previously the Chief Strategy Officer for Merck from October 2011 to March 2014, and Tyco Electronics from June 2009 to October 2011, and Lenovo from December 2007 to March 2009. Mr. Do is a former senior partner at McKinsey & Company, where he spent 17 years and helped build the healthcare, high tech and corporate finance practices. He holds a BA from Dartmouth College, and an MBA from the Tuck School of Business at Dartmouth.

We believe Mr. Do’s qualifications to serve on our Board of Directors and as the CEO are primarily based on his decades of experience as an executive in the pharma, biotech, and other high technology industries and his extensive experience in strategy, corporate finance practice and the development of companies in all stages.

Mr. Jim Lang, has served as the Company’s director since 2016. He is currently CEO of EVERSANA, the leading commercialization services company for the life sciences industry. In five years since he founded EVERSANA, it is now over $1B in revenue, with >7000 employees across 40 global locations. He formerly served as the CEO of Decision Resources Group (DRG), which he transformed into a leading healthcare data and analytics firm. Prior to that, Jim was CEO of IHS Cambridge Energy Research Associates (IHS CERA), a recognized leader in energy industry subscription information products, and formerly the President of Strategic Decisions Group (SDG), a leading global strategy consultancy. Mr. Lang holds a BS summa cum laude in electrical and computer engineering from the University of New Hampshire and an MBA with Distinction from the Tuck School of Business. Jim Lang currently also serves as a Director at OptimizeRX (OPRX), a Nasdaq listed Company.

Jim Lang’s qualifications to serve on our Board of Directors are primarily based on his decades of experience as a strategy consultant, broad industry expertise, and senior-level management experience running several healthcare and information technology companies.

Mr. Michael Sherman JD has served as the Company director since 2017. He retired from his position as a Managing Director at Barclays Plc in 2018, where he had worked since 2008. Previously he was a Managing Director at Lehman Brothers, Inc. He has worked in investment banking for 30 years. Mr. Sherman has significant experience in healthcare finance, most recently assisting on a $450 million convertible transaction for Neurocrine Biosciences. He has worked on successful financial transactions for Teva Pharmaceutical Industries, Amgen Inc., Cubist Pharmaceuticals, Merck & Co., and Cardinal Health, among other companies. After graduating from the University of Pennsylvania, Michael Sherman received his JD, cum laude, from the Harvard Law School.

Michael Sherman’s qualifications to serve on our Board of Directors are primarily based on his decades of finance industry experience and investment banking. Mr. Sherman has significant experience in healthcare finance including having worked on successful financial transactions for several pharmaceutical and healthcare focused companies.

Mr. Richard J. Berman has served as the Company’s director since June 2019. Mr. Berman has over 35 years of venture capital, senior management, and merger & acquisitions experience. He currently is a director of four public companies including; Cryoport Inc., Genius Group, Context Therapeutics, and over the last decade served on the boards of six companies that reached a market capitalization over one billion including Cryoport, Advaxis, EXIDE, Internet Commerce Corporation, Kapitus and Ontrak. From 1998-2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO and was a director from 1998-2012. Previously, Mr. Berman was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; created the largest battery company in the world in the 1980’s by merging Prestolite, General

Battery and Exide and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his BS and MBA. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively.

We believe Richard J. Berman’s qualifications to serve on our board of directors include his experience in the healthcare industry, and his current and past experience in numerous private and publicly traded companies.

Mr. Steven Gorlin has served as the Company’s director since June 2020. He has founded many biopharma companies including Hycor Biomedical, Theragenics, Medicis Pharmaceutical, EntreMed, MRI Interventions, DARA BioSciences, MiMedx, Medivation (sold to Pfizer for $14 billion) and NantKwest. Mr. Gorlin served for many years on the Business Advisory Council to the Johns Hopkins School of Medicine and on The Johns Hopkins BioMedical Engineering Advisory Board. He is currently a member of the Research Institute Advisory Committee (RIAC) of Massachusetts General Hospital. He started The Touch Foundation, a nonprofit organization for the blind, and was a principal contributor to Camp Kudzu for diabetic children.

Steve Gorlin’s qualifications to serve on our Board of Directors are primarily based on his over 45 years of experience in founding and investing in several biopharma companies, leading multiple NASDAQ AND NYSE companies to their success.

Dr. Robert Hariri MD, PhD, has served as the Company’s director since June 2020. Dr Hariri is the Chairman, founder, and CEO of Celularity, Inc., a leading cellular therapeutics company. He was the founder and CEO of Anthrogenesis Corporation, and after its acquisition served as CEO of Celgene Cellular Therapeutics. Dr. Hariri co-founded the genomic health intelligence company, Human Longevity, Inc. Dr. Hariri pioneered the use of stem cells to treat a range of life-threatening human diseases. He is widely acknowledged for his discovery of pluripotent stem cells and for assisting with discovering the physiological activities of tumor necrosis factor (TNF). He holds over 170 issued and pending patents.

Robert (Bob) Hariri’s qualifications to serve on our Board of Directors are primarily based on his decades of founding and leading several companies in the cellular therapeutic space, as well as pioneering in the use of stem cells to treat a range of life-threatening human diseases and discoveries in the physiological activities of tumor necrosis factor. He has authored over 150 publications and garnered numerous awards for contributions to the fields of biomedicine and aviation.

Mr. Sigmund (Sig) Rogich, has served as the Company’s director since June 2020. Sig is the CEO and President of The Rogich Communications Group and serves on the Board of Keep Memory Alive, a philanthropic organization which raises awareness about brain disorders and Alzheimer’s disease. Keep Memory Alive funds clinical trials to advance new treatments for patients with Alzheimer’s, Huntington’s and Parkinson’s disease, as well as multiple sclerosis. Mr. Rogich was formerly the US Ambassador to Iceland. He has served as a senior consultant to Presidents Ronald Reagan and George H.W. Bush. Mr. Rogich serves on multiple boards of directors for charitable causes.

We believe Mr. Rogich’s qualifications to serve on our Board of Directors are based on his experience in the Communications sector and philanthropic organization raising awareness about brain disorders. His experience in service as a senior consultant to candidates of the highest office.

Plurality Voting

Under Nevada law and BioVie’s Amended and Restated Bylaws, a vote by a plurality of the shares voting is required for the election of Directors. Under plurality voting, nominees who receive the most “For” votes are elected; there is no “Against” option and votes that are “withheld” or not cast are disregarded in the count. If a nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee in any future decision on nominations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH OF THESE NOMINEES AS DIRECTORS.

Role and Composition of the Board of Directors

The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. It selects the President and Chief Executive Officer, or person or persons performing similar functions, and other members of the senior management team, and provides an oversight function for the President and Chief Executive Officer’s execution of overall business strategy and objectives. The Board acts as an advisor and counselor to senior management and validates business strategy and direction. The Board’s primary function is to monitor the performance of senior management and facilitate growth and success by providing mentoring and actionable business advice honed by substantial substantive knowledge of the Company’s business and history tempered with significant outside business experience.

Our Amended and Restated Bylaws state that the number of Directors shall be determined from time to time by the Board of Directors. Directors shall be elected at the annual meeting of stockholders and each director shall be elected to serve until his successor shall be elected and shall qualify. In all elections for Directors, every stockholder shall have the right to vote the number of shares owned by such stockholders for each director to be elected. A director or the entire Board, may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at the election of directors. Vacancies in the Board may be filled by a majority of the Directors or by an election either at an annual meeting or at a special meeting of the stockholders called for that purpose. Any directors elected by the stockholders to fill the vacancy shall hold office for the balance of the term for which he or she was elected. A director appointed by the Board to fill the vacancy shall serve until the next meeting of stockholders at which directors are elected.

A director need not be a stockholder. Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Our Amended and Restated Bylaws shall not be construed to preclude any director from serving the Company in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

There are no familial relationships among any of our directors or officers. Except as described under “The Nominees” above or “Executive Officers” below, none of our other directors or officers is or has been a director or has held any form of directorship in any other U.S. reporting companies. None of our directors or officers has been affiliated with any Company that has filed for bankruptcy within the last five years. We are not aware of any proceedings to which any of our officers or directors, or any associate of any such officer or director, is a party that are adverse to the Company. We are also not aware of any material interest of any of our officers or directors that is adverse to our own interests.

Code of Ethics

We have adopted a code of conduct and ethics meeting the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. We believe our code of conduct and ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations; and provide accountability for adherence to the provisions of the code of ethic. Our code of ethics is accessible under the “Investors-Governance” section of our website at www.bioviepharma.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics will be included in a Current Report on Form 8-K that will be filed with the SEC within four business days following the date of the amendment or waiver.

Independence of the Board of Directors

Our common stock is traded on the Nasdaq Capital Market. The Board of Directors has determined that six of the members of the Board of Directors qualify as “independent,” as defined by the listing standards of the Nasdaq. Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of the director’s family members, and the Company, its senior management and its independent auditors, the Board has determined further that Messrs. Lang, Sherman, Berman, Gorlin, Hariri and Rogich are independent under the listing standards of Nasdaq. In making this determination, the Board of Directors considered that there were no new transactions or relationships between its current independent directors and the Company, its senior management and its independent auditors since last making this determination.

2022 Meetings and Attendance

During fiscal year 2022, the Board held four Board of Directors meetings, four Audit Committee meetings, five Compensation Committee meetings and one Nominating and Corporate Governance Committee meeting. All Directors attended at least 75% or more of the aggregate number of meetings of the Board and Board Committees on which they served.

Committees of the Board of Directors

Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Both our audit committee and our compensation committee will be composed solely of independent directors. The audit committee is comprised solely of independent directors, and the compensation committee and the nominating and corporate governance committee are comprised solely of independent directors. Each committee operates under a charter approved by our Board of Directors and have the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

We have established an audit committee of the Board of Directors. The members of our audit committee are Richard Berman, Michael Sherman, Jim Lang and Sigmund Rogich each of which is an independent director within the meaning of the Nasdaq rules. Mr. Berman has served as chairman of the audit committee since October 2020 and qualifies as an “audit committee financial expert” as defined by Item 401(h)(2) of Regulation S-K.

We have adopted an audit committee charter, detailing the principal functions of the audit committee, including:

●	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board of Directors. The members of our Compensation Committee are Richard Berman, Michael Sherman and Steve Gorlin. Mr. Sherman has served as chairman of the compensation committee since October 2020.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and making recommendations to our Board of Directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans; assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees; and

●	producing a report on executive compensation to be included in our annual proxy statement; and reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee or any entity that has one or more officers serving on our Board of Directors.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the board of directors. The members of our nominating and corporate governance committee are, Jim Lang, Michael Sherman and Robert Hariri. Mr. Lang has served as chair of the nominating and corporate governance committee since august 2021.

We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

●	identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board of directors, and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

●	developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

●	coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

●	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Set forth below is information concerning the gender and demographic background of each of our current directors, as self-identified and reported by each director. This information is being provided in accordance with Nasdaq’s board diversity rules.

Board Diversity Matrix (As of September 13, 2022)
Total Number of Directors:	8
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	8	0	0
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	3

Executive Officers

The following table sets forth certain information regarding our executive officers and some of our key employees, as of September 13, 2022. For information regarding Cuong Do, our President & Chief Executive Officer, see “The Nominees” above.

Name	Age	Director Since	Position
Cuong Do	56	2016	CEO & President and Director
Joanne Wendy Kim	67	--	Chief Financial Officer
Joseph M. Palumbo, MD	62	--	Chief Medical Officer
Penelope Markham, PhD	56	--	EVP - Liver Cirrhosis R&D
Chris Reading, PhD	75	--	EVP - Neuroscience R&D
Clarence Ahlem	67	--	EVP - Neuroscience Product Development

Ms. Joanne Wendy Kim has served as the Company’s Chief Financial Officer since October 2018. Ms. Kim previously served as CFO for several companies throughout her career, previously with Landmark Education Enterprises, and prior to that, other public entities in the entertainment and financial services industry sectors. She provided interim CFO services to various organizations through Group JWK from 2016 to 2018. In her various roles, Ms. Kim oversaw corporate finance and operational groups, closed eight acquisitions, secured bank financings, developed and implemented new business strategies, managed risk and implemented new financial policies and procedures. As a CPA professional, she advised on accounting transactions, SEC reporting matters and other regulatory matters to clients serving as a Director at BDO USA, LLP’s National Office SEC Department and sat the

US desk in London for BDO LLP UK Firm in 2008-2016 and as a Senior Manager at KPMG in earlier part of her career. She brings more than 35 years of accounting and finance experience to this position. Ms. Kim earned her BSA in accounting and finance at California State University, Long Beach.

Wendy Kim’s qualifications to serve as our Chief Financial Officer are primarily based on her 35 years of accounting and finance experience both as a CFO and as a CPA in major global accounting and consultancy firms.

Dr. Joseph M. Palumbo has served as our Chief Medical Officer since November 2021. Formerly he served as the CMO at Zynerba Pharmaceuticals from July 2019 to October 2021, responsible for clinical operations, development, regulatory, and medical affairs. Prior to his time at Zynerba, Dr. Palumbo held senior worldwide governance roles at Mitsubishi Tanabe Pharma in both the United States and Japan from April 2012 to June 2019, where he led medical science and translational research across multiple therapeutic areas, and guided successful registrational programs for Radicava® (edaravone) for the treatment of Amyotrophic Lateral Sclerosis. From April 2003 to March 2012, Dr. Palumbo was Global Head and Franchise Medical Leader for Psychiatry, and the Interim Head of Global Neuroscience at Johnson & Johnson, where he led the medical teams who achieved successful global registrations for Risperdal® (risperidone); Concerta® (methylphenidate HCL); and Invega® (paliperidone). He was Head of Psychiatry and Neurology at Pharmanet for from April 2002 to April 2003. Dr Palumbo previously held industry positions in European Pharma with Sanofi-Synthelabo from April 1999 to April 2002, Biotech at Cephalon, from April 1997 to April 1998, and from July 1989 to April 2002, he held senior leadership and hospital administration roles at prestigious academic research institutions including Yale, Cornell, and the University of Pennsylvania. He holds a Bachelor of Arts at the University of Pennsylvania and received his Doctor of Medicine at the George Washington University School of Medicine. He was a Biological Sciences Training Program Fellow of the National Institutes of Health and Chief Resident for the Abraham Ribicoff Clinical Neuroscience Research Unit at Yale University. Dr Palumbo has received Board Certification in Psychiatry and Addiction Psychiatry.

Dr. Palumbo’s qualifications to serve as our Chief Medical Officer is based on the decades and depth of experiences in the roles he has served in his medical profession and commercial experience in the healthcare industry and biopharma industries.

Dr. Penelope Markham currently serves as our Executive Vice President of Liver Cirrhosis Research and Development. Formerly she served as the Company’s Chief Scientific Officer from November 2018 to June 30, 2021. Dr. Markham served as a Technical Consultant at LAT Pharma for 7 years prior to our acquisition of LAT Pharma. She has spent 15 years in immunology, infectious disease, bacteriology and drug discovery research. Dr. Markham was a co-founder and Research Director for Influx, Inc. involved in antibiotic drug discovery. She has been a member of NIH grant review panels and consulted for several pharmaceutical companies in a variety of therapeutic areas including Orphan Drug development. Dr. Markham has more than 20 publications in peer-reviewed journals and three patents. She holds a BS in Biochemistry from the University College Cork, Ireland, a Masters from Strathclyde University, Scotland, and a PhD from Rush University, Chicago.

Dr. Markham’s qualifications to serve as our EVP-Liver Cirhossis – Research and Development scientist are primarily based on her years of experience with LAT Pharma, as well as having been a member of NIH grant review panels and consulted for several pharmaceutical companies in a variety of therapeutic areas including Orphan Drug development.

Dr. Chris Reading joined the Company on July 1, 2021 and serves as our Executive Vice President of Neuroscience-Research and Development. Formerly, he served as the Chief Scientific Officer, Hollis-Eden Pharmaceuticals and its successor companies from 2000 to 2021. Previously, served as the VP of Product and Process Development for SyStemix/Novartis from 1993 to 1999 From there, he moved to San Diego where he has spent over 20 years on the NE3107 platform development. He received his Ph.D. in Biochemistry from UC Berkeley, performed post-doctoral studies in cancer biology at UC Irvine, and joined MD Anderson Cancer Center and the University of Texas, Graduate School of Biomedical Sciences in Houston for 13 years, where he became Associate Professor of Medicine in the Department of Developmental Therapeutics with a joint appointment in the Department of Tumor Biology.

Dr Reading’s qualifications to serve as our EVP of Neuroscience Research and Development are based on his over 40 years of research and drug development experience, and over 130 peer-reviewed scientific publications, he has also authored numerous patents in the areas of monoclonal antibodies, cell separation technologies, stem cell transplantation, and sterol drug development.

Mr. Clarence Ahlem joined the Company on July 1, 2021 and serves as our Executive Vice President- Product Development. Previously he served as the Vice President of Product Development of Hollis-Eden Pharmaceuticals and successor companies Harbor Biosciences and Harbor Therapeutics from 2000 to 2014, where he led the development effort for NE3107 for its initial clinical application, type 2 diabetes. He previously served as the manager of bioorganic chemistry at Systemix, Inc. in Palo Alto CA from June 1991 to June 1995. He began his career in industry with a six-year term in the Therapeutics Division at Hybritch developing synthetic bifunctional antibodies and their clinical applications. Prior to that worked four years in academic research on the enzymology of DNA replication at the University of California San Diego. He received his MS in microbiology at SDSU in 1981.

Mr. Ahlem’s qualifications to serve as our EVP of Product Development are based on more than 35 years of product-oriented research and product development experience that include protein and cell-based biopharmaceutical development, and responsibility for pharmacological characterization, manufacturing, and regulatory submissions to support pharmaceutical development of novel derivatives of the dehydroepiandrosterone metabolome, including NE3107.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC, initial reports of ownership and reports of changes in ownership of our equity securities. Such persons are required by SEC regulations to furnish us with copies of all such reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us regarding the filing of required reports, we believe that, except for the reports filed by Jonathan Adams (Form 4s filed on September 16, 2021, October 29, 2021 and February 16, 2022), Clarence Ahlem (Form 3 and Form 4 filed on September 28, 2021), Richard J. Berman (Form 3 and Form 4 filed on September 29, 2021 and Form 4 filed on April 20, 2022), Cuong Do (Form 4s filed on September 16, 2021, January 25, 2022 and July 7, 2022), Steve Gorlin (Form 4 filed on April 20, 2022), Robert J. Hariri (Form 3 and Form 4 filed on September 28, 2021 and Form 4 filed on April 20, 2022), Wendy Kim (Form 4 filed on September 16, 2021), James Lang (Form 4 filed on April 25, 2022), Penelope Markham (Form 4 filed on September 16, 2022), Joseph M Palumbo (Form 4 filed on February 17, 2022), Terren Peizer (Form 3 filed on August 16, 2022 and Form 4 filed on August 26, 2022), Christopher Reading (Form 3 filed on October 8, 2021 and Form 4 filed on October 8, 2021), Sigmund Rogich (Form 4 filed on April 21, 2022) and Michael Sherman (Form 4 filed on April 20, 2022), all Section 16(a) reports applicable to our directors, executive officers and greater-than-ten-percent beneficial owners with respect to fiscal 2022 were timely filed.

Anti-Hedging Policy

We have adopted an insider trading policy that includes a provision restricting trading of any interest or provision relating to the future price of our securities, such as a put, call or short sale.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid during the last two fiscal years ended June 30, 2022 and 2021 to the following executive officers of the Company, who are referred to as our “named executive officers”:

●	Cuong Do, our President and Chief Executive Officer

●	Joanne Wendy Kim, our Chief Financial Officer and Corporate Secretary

●	Joseph Palumbo, our Chief Medical Officer

●	Jonathan Adams, our former President and Chief Operating Officer

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Cuong Do (2)
Chief Executive Officer and President	2022	$300,000	$400,000	$210,439	$3,632,382	$—	$—	$—	$4,542,821
	2021	$—	$—	$454,794	$—	$—	$—	$—	$454,794

Joanne Wendy Kim (3)
Chief Financial Officer, Treasurer and Corporate Secretary	2022	$235,000	$127,656	$—	$582,343	$—	$—	$—	$944,999
	2021	$120,625	$—	$—	$4,706	$—	$—	$—	$125,331

Joseph Palumbo (4)
Chief Medical officer	2022	$333,333	$239,167	$—	$244,465	$—	$—	$—	$816,965

Jonathan Adams (5)
Former President and Chief Operating Officer	2021	$250,000	$—	$—	$20,721	$—	$—	$—	$270,721

1)	The aggregate grant date fair value of such awards were computed in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation (ASC Topic 718), and do not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in Note 9 of our Notes to Financial Statements included in our proxy statement for the year ended June 30, 2022. These amounts do not represent actual amounts paid or to be realized. Amounts shown are not necessarily indicative of values to be achieved, which may be more or less than the amounts shown as awards may subject to time-based vesting. The Stock Awards and Stock Option Awards were awarded pursuant to the 2019 Omnibus Incentive Plan, (the “2019 Plan”).

2)	Mr. Do’s salary from April 27, 2021 (date of his appointment as CEO) through December 31, 2021 was paid through a restricted stock unit awards (“RSUs”). The aggregate grant date fair value of the award was $454,794 and the total 58,759 RSUs awarded allows Mr. Do to receive one shares of common stock for each restricted stock unit.

3)	Ms. Kim serves as the Chief Financial Officer and Corporate Secretary and Treasure on a full time basis effective July 1, 2021.

4)	Dr. Palumbo joined the Company on November 1, 2021 and serves as the Chief Medical Officer.

5)	Mr. Adams served as President and Chief Operating Officer from July 2018 to April 27, 2021.

Narrative Disclosures to Summary Compensation Table

Employment Agreements

All employment arrangements are “at will” agreements.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth all outstanding equity awards held by our named executive officers as of June 30, 2022:

	Option awards					Stock awards
Name	Grant Date	Number of Securities underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Options Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market Value of shares or units of stock that have not vested	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan award: market or payout value of unearned shares, units or other rights that have not vested

Cuong Do	12/18/16	800	—	$26.25	12/18/21	—	—	—	—
	1/19/18	800	—	$12.50	1/19/23	—	—	—	—
	1/19/19	800	—	$3.75	1/19/24	—	—	—	—
	1/19/20	800	—	$2.80	1/29/20	—	—	—	—
	12/18/20	24,375	—	$13.91	12/18/25	—	—	—	—
	8/20/21	149,000	596,000	$7.74	8/20/31	—	—	—	—
	6/21/22	—	124,520	$1.69	6/21/27	124,520	$180,554	—	—

Joanne Wendy Kim	10/01/18	800	—	$8.75	10/01/23	—	—	—	—
	10/01/19	800	—	$8.75	10/01/24	—	—	—	—
	10/01/20	800	—	$9.54	10/01/25	—	—	—	—
	8/20/21	24,833	99,334	$7.74	8/20/31	—	—	—	—

Joseph M Palumbo, MD	2/01/22	24,833	99,334	$3.20	2/01/32	—	—	—	—

There were a total of 1,117,854 of stock options granted to named executive officers outstanding as of June 30, 2022, with an aggregate grant date fair value of $4,459,190 the last of which vest in 2026.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

There are no arrangements with the named executive officers or our equity incentive plan or individual award agreements thereunder providing for certain payments to our named executive officers at or following or in connection with a termination of their employment or a change of control of the Company.

DIRECTOR COMPENSATION

There are no arrangements pursuant to which our directors are or will be compensated in the future for any services provided to the Company.

The following table provides information regarding compensation that was earned or paid to the individuals who served as non-employee directors during the year ended June 30, 2022. Except as set forth in the table, during the fiscal year 2022, directors did not earn nor receive cash compensation or compensation in the form of stock awards, options awards or any other form:

Name	Stock awards	Option awards(1)	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation	All other compensation	Total

Terren Peizer(2)	$—	$—	$—	$—	$—	$—
Cuong Do(3)	$—	$—	$—	$—	$—	$—
Jim Lang	$—	$417,907	$—	$—	$—	$417,906.86
Michael Sherman	$—	$425,259	$—	$—	$—	$425,258.62
Richard Berman	$—	$421,664	$—	$—	$—	$421,664.42
Steve Gorlin	$—	$399,446	$—	$—	$—	$399,445.76
Robert Hariri MD, PhD	$—	$399,446	$—	$—	$—	$399,445.76
Sigmund Rogich	$—	$403,203	$—	$—	$—	$403,203.33

1)	The aggregate grant date fair value of such awards were computed in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation (ASC Topic 718), and do not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in Note 9 of our Notes to Financial Statements included in our proxy statement for the year ended June 30, 2022. These amounts do not represent actual amounts paid or to be realized. Amounts shown are not necessarily indicative of values to be achieved, which may be more or less than the amounts shown as awards may subject to time-based vesting.

2)	Mr. Peizer became our Chief Executive Officer and Chairman in July 2018 and served as the CEO to April 27, 2021 at which time Mr. Do was appointed the Company’s CEO. Mr Peizer did not earn nor was he paid any non-employee director’s compensation.

3)	Mr. Do was appointed CEO and President effective April 27, 2021. Mr. Do did not earn nor was he paid any director’s compensation since his appointment as CEO.

Our directors are eligible to participate in our equity incentive plans, which are administered by our Compensation Committee under authority delegated by our board of directors. The terms and conditions of option grants to our non-employee directors under our equity incentive plans are and will be determined in the discretion of our Compensation Committee, consistent with the terms of the applicable plan. 2022 compensation to existing board members were granted $7,767,256 worth of the Company’s stock options, and $11,109 for each member of the Audit Committee and $22,219 for the Chairman and $7,351 for each member of the Compensation Committee and $14,703 for the Chairman and $7,351 for each member of the Nominations and Governance Committee and $14,703 for the Chairman, using the Black-Scholes model with the price struck on the date of grant and vested 25% on the grant date and the remaining 75% vest over a 3-year period, on the first, second, and third anniversary of the grant date.

Outstanding equity awards held by non-employee directors as of June 30, 2022 were as follows:

Name	Grant Date	Number of securities underlying Unexercised options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Options Exercise Price	Option Expiration Date

Jim Lang	12/18/16	800		26.25	12/18/21
	01/19/18	800		12.50	01/19/23
	01/19/19	800		3.75	01/19/24
	01/19/20	800		2.80	01/29/25
	12/18/20	49,500	49,500	13.91	12/18/25
	04/05/22	31,975	95,925	5.04	04/05/27

Michael Sherman	10/13/17	800		25.00	10/13/22
	10/13/18	800		6.25	10/23/23
	10/13/19	800		7.50	01/13/24
	10/13/20	800		9.90	01/13/25
	12/18/20	51,550	51,550	13.91	12/18/25
	04/05/22	32,538	97,613	5.04	04/05/27

Richard J. Berman	01/19/20	800		2.80	10/19/25
	12/18/20	51,250	51,250	13.91	12/18/25
	04/05/22	32,263	96,788	5.04	04/05/27

Steve Gorlin	12/18/20	48,150	48,150	13.91	12/18/25
	04/05/22	30,563	91,688	5.04	04/05/27

Robert Hariri	12/18/20	47,950	47,950	13.91	12/18/25
	04/05/22	30,563	91,688	5.04	04/05/27

Sigmund Rogich	12/18/20	48,650	48,650	13.91	12/18/25
	04/05/22	30,850	92,550	5.04	04/05/27

There was a total of 1,349,100 stock options outstanding to directors as of June 30, 2022, with an aggregate grant date fair value of $12,858,693 million, the last of which vest in 2025.

Long-Term Incentive Plans and Awards

Other than the options granted as described above, we do not currently have any long-term incentive plans that provide compensation intended to serve as incentive for performance. Since prior to such grants, no individual grants or agreements regarding future payouts under non-stock price-based plans had been made to any executive officer or any director or any employee or consultant since our inception, no future payouts under non-stock price-based plans or agreements had been granted or entered into or exercised by our officer or director or employees or consultants.

2019 Omnibus Equity Incentive Plan

On April 20, 2019, our Board of Directors and our stockholders approved and adopted the 2019 Plan. The 2019 Plan allows us, under the direction of our Board of Directors or a committee thereof, to make grants of stock options, restricted and unrestricted stock and other stock-based awards to employees, including our executive officers, consultants and directors. The 2019 Plan allows for the issuance of up to 6,540,000 shares of common pursuant to new awards granted under the 2019 Plan and as of June 30, 2022, there were 3,705,157 shares of common stock available for new awards granted under the 2019 Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of June 30, 2022:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and right	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,467,684	$7.15	3,763,916
Equity compensation plans not approved by security holders	—	—	—
Total	3,467,684		3,763,916

(1)	We adopted our 2019 Omnibus Equity Incentive Plan (the “2019 Plan”) in 2019. Under the 2019 Plan, we can grant incentive stock options, non-qualified stock option, restricted and unrestricted stock awards and other stock-based awards. On August 13, 2021, the number of securities available under the 2019 Plan was adjusted to 6,540,000. The remaining number securities available under the 2019 Plan at October 3, 2022 was 3,763,916.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Based solely upon information made available to us, the following table sets forth information as of September 13, 2022 regarding the beneficial ownership of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our named executive officers and directors; and

●	all our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 30,165,319 shares of common stock outstanding as of September 13, 2022.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

In computing the number and percentage of shares beneficially owned by a person as of a particular date, shares that may be acquired by such person (for example, upon the exercise of options or warrants) within 60 days of such date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

The address of each holder listed below, except as otherwise indicated, is c/o BioVie Inc., 680 W Nye Lane, Suite 201, Carson City, Nevada 89703.

Name and Address of Beneficial Owner	Number of Common Shares of Beneficial Ownership	Percentage of Beneficial Ownership

Terren Peizer(1)	30,438,938	81.3%
Cuong Do(2)	521,241	1.7%
Joanne Wendy Kim(3)	49,100	*
Joseph Palumbo(4)	24,883	*
Penny Markham(5)	58,593	*
Chris Reading(6)	44,700	*
Clarence Ahlem(6)	44,700	*
Richard Berman(7)	85,913	*
Steve Gorlin(8)	128,713	*
Robert Hariri(9)	78,513	*
James Lang(10)	126,252	*
Sigmund Rogich(11)	79,500	*
Michael Sherman(12)	121,299	*
All directors and executive officers as a group (13)	31,802,345	82.5%

*	Less than 1%

1)	Includes warrants to purchase 7,272,728 shares of Common Stock. All shares held of record by Acuitas Group Holdings, LLC, a limited liability company 100% owned by Terren Peizer, and as to which, Mr. Peizer may be deemed to beneficially own or control. Mr. Peizer disclaims beneficial ownership of any such securities.
2)	Includes warrants to purchase 70,667 shares of Common Stock and options to purchase 294,975 shares of Common Stock, all of which are exercisable within 60 days of September 13, 2022. 167,607shares of Common Stock, warrants are held of record by Do & Rickles Investments, LLC, a limited liability company 100% owned by Cuong Do and his wife, and as such, Mr. Do may be deemed to beneficially own or control.
3)	Includes options to purchase 47,100 shares of Common Stock exercisable within 60 days of September 13, 2022.
4)	Represents options to purchase 24,833 shares of Common Stock exercisable within 60 days of September 13, 2022.

5)	Includes options to purchase 47,900 shares of Common Stock exercisable within 60 days of September 13,2022

6)	Represents options to purchase 47,700 shares of Common Stock exercisable within 60 days of September 13, 2022
7)	Includes options to purchase 84,313 shares of Common Stock, which are exercisable within 60 days of September 13, 2022.
8)	Includes options to purchase 78,713 shares of common stock, all of which are exercisable within 60 days of September 13, 2022. Common Stock is held by Mr. Gorlin’s wife.
9)	Represents options to purchase 78,513 shares of common stock, all of which are exercisable within 60 days September 13, 2022
10)	Includes warrants to purchase 17,333 shares of Common Stock and options to purchase 83,875 shares of Common Stock, all of which are exercisable within 60 days of September 13, 2022.
11)	Represents options to purchase 79,5005 shares of common stock, all of which are exercisable within 60 days of September 13, 2022
12)	Includes warrants to purchase 13,333 shares of Common Stock and options to purchase 87,288 shares of Common Stock, all of which are exercisable within 60 days of September 13, 2022. Common Stock held by Michael Sherman includes 13,333 shares of the Common Stock held of record by Sherman Children’s Trust Brian Krisber, Trustee. All shares of Common Stock, warrants and options are deemed to be beneficially owned or controlled by Michael Sherman.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following includes a summary of transactions since June 30, 2021, to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On July 15, 2022, the Company, entered into a securities purchase agreement (the “Purchase Agreement”) with Acuitas, pursuant to which Acuitas agreed to purchase from the Company, in a private placement (the “Private Placement”), (i) an aggregate of 3,636,364 shares of the Company’s Class A common stock, par value $0.0001 per share at a price of $1.65 per share, and (ii) a warrant to purchase 7,272,728 shares of Common Stock, at an exercise price of $1.82, with a term of exercise of five years; (collectively, the “Securities”). The aggregate purchase price for the Securities sold in the Private Placement was $6 million. The Private Placement closed on August 15, 2022.

Review and Approval of Transactions with Related Persons

Either the audit committee or the Board of Directors approves all related party transactions. The procedure for the review, approval or ratification of related party transactions involves discussing the proposed transaction with management, discussing the proposed transaction with the external auditors, reviewing financial statements and related disclosures, and reviewing the details of major deals and transactions to ensure that they do not involve related party transactions. Members of management have been informed and understand that they are to bring related party transactions to the audit committee or the Board of Directors for pre-approval. These policies and procedures are evidenced in the audit committee charter and our code of ethics.

REPORT OF THE AUDIT COMMITTEE

As more fully described in its Charter, the Audit Committee assists the Board of Directors in its oversight of BioVie’s corporate accounting and financial reporting process and interacts directly with and evaluates the performance of BioVie’s independent registered public accounting firm.

In the performance of its oversight function, the Audit Committee has reviewed BioVie’s audited consolidated financial statements for the year ended June 30, 2022 and has met with both management and BioVie’s independent registered public accounting firm, EisnerAmper LLP (“EisnerAmper”), to discuss those consolidated financial statements. The Audit Committee has discussed with EisnerAmper those matters related to the conduct of the audit that are required to be communicated by the independent registered public accounting firm to the Audit Committee under Auditing Standard 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”), including EisnerAmper’s judgments as to the quality, not just the acceptability, of BioVie’s accounting principles. In addition, the Audit Committee has reviewed and discussed with management the assessment of the effectiveness of BioVie’s internal control over financial reporting.

The Audit Committee discussed with BioVie’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met separately with the independent registered public accounting firm, without management present, to discuss the results of its audit, BioVie’s internal controls and the overall quality of BioVie’s financial reporting.

The Audit Committee has received from EisnerAmper the required written disclosures and letter regarding its independence from BioVie as required by the PCAOB Rule 3526, and has discussed with EisnerAmper its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of BioVie for the year ended June 30, 2022 be included in BioVie’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on September 27, 2022.

It is not the duty of the Audit Committee to conduct audits, to independently verify management’s representations or to determine that BioVie’s financial statements are complete and accurate, prepared in accordance with United States generally accepted accounting principles or fairly present the financial condition, results of operations and cash flows of BioVie. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm retained by the Audit Committee is responsible for performing an independent audit of the consolidated financial statements, and for reporting the results of their audit to the Audit Committee. The Audit Committee reviews and monitors these processes. In giving its recommendation to the Board of Directors, the Audit Committee has expressly relied on (i) management’s representation that such financial statements have been prepared in conformity with United States generally accepted accounting principles and (ii) the report of the Company’s independent registered public accounting firm, with respect to such financial statements.

The Audit Committee

Richard J. Berman, Chairman

Michael Sherman

Jim Lang

Sigmund Rogich

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by EisnerAmper LLP (“EisnerAmper”) for the audit of the Company’s annual financial statements for the years ended June 30, 2022 and 2021 and fees billed for other services rendered during those periods:

	Year Ended June 30, 2022	Year Ended June 30, 2021

Audit Fees	$223,102	$191,970
Audit - Related Fees	—	—
Tax Fees	—	—
All other Fees	—	—
Total	$223,102	$191,970

Audit Fees — This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with engagements for those years.

Audit-Related Fees — N/A

Tax Fees — N/A

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF EISNERAMPER LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED JUNE 30, 2023.

STOCKHOLDER PROPOSALS OR NOMINATIONS TO BE PRESENTED AT

NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at the 2023 annual meeting of our stockholders (“2023 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2023 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than June 12, 2023 (120 days prior to the anniversary of this year’s mailing date), to our Corporate Secretary, c/o BioVie Inc., 680 W Nye Lane, Suite 201, Carson City, NV 89703. If you wish to submit a proposal that is not to be included in the proxy materials for our 2023 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address no earlier than June 12, 2023, but no later than July 12, 2023. However, if the date of the 2023 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after November 9, 2023, to be considered for inclusion in proxy materials for our 2023 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to our Corporate Secretary, c/o BioVie Inc., 680 W Nye Lane, Suite 201, Carson City, NV 89703 in a reasonable time before we begin to print and send our proxy materials for the 2023 Annual Meeting of Stockholders. You may view our Amended and Restated Bylaws by visiting the SEC’s internet website at www.sec.gov.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are BioVie stockholders will be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:

●	if you are a stockholder of record, direct your written request to our transfer agent, West Coast Stock Transfer, Inc. (in writing: Attn: Frank Brickell, 721 N. Vulcan Ave. 1st FL, Encinitas, CA 92024.; or by telephone: in the United States, (619)-664-4780); or

●	if you are not a stockholder of record, notify your broker.

BioVie will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our transfer agent if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

By order of the Board of Directors,

/s/ Cuong Do

Cuong Do

President and Chief Executive Officer

Carson City, Nevada

September 30, 2022

A copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2022 as filed with the SEC is available without charge upon written request to: Corporate Secretary, c/o BioVie Inc., 680 W Nye Lane, Suite 201, Carson City, NV 89703.

biovie

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 8, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 8, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D91045-P80558

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOVIE INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect eight (8) Directors to hold office until the next Annual Meeting and until their respective successors are elected and qualified (the "Board Election Proposal");	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Terren S. Peizer
02) Cuong Do
03) Jim Lang
04) Michael Sherman
05) Richard J. Berman
06) Steve Gorlin
07) Robert Hariri, M.D. Ph.D.
08) Sigmund Rogich

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D91046-P80558

BIOVIE INC.
Annual Meeting of Stockholders
November 9, 2022 10:00 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Cuong Do and Joanne Wendy Kim, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIOVIE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on November 9, 2022, at www.virtualshareholdermeeting.com/BIVI2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side